SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 12, 2001


                            THE TESSERACT GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Minnesota                      1-11111                  41-1581297
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


                             4515 E. Muirwood Drive
                             Phoenix, Arizona 85048
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (480) 940-6300


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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

     As previously disclosed, The TesseracT Group, Inc. and its wholly owned subsidiary, Sunrise Educational Services, Inc. ("Sunrise") filed for reorganization under Chapter 11 of the United States Bankruptcy Code on October 6, 2000. Monthly Operating Reports for December 2000 as filed with the United States Bankruptcy Court for the District of Arizona for The TesseracT Group, Inc. and Sunrise are attached hereto as Exhibits 99.1 and 99.2.

ITEM 7. EXHIBITS

Exhibit No.
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  99.1         Monthly Operating Report of The TesseracT Group, Inc. for
               December 2000.

  99.2         Monthly Operating Report of Sunrise for December 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE TESSERACT GROUP, INC.



Dated: February 20, 2001                By /s/ Douglass E. Snell
                                           -------------------------------------
                                           Douglass E. Snell
                                           Controller

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